UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 8, 2022

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd. , Suite 102 , York , PA17402

(Address of principal executive offices)

717 -434-0668

(Registrant's telephone number, including area code)

___N/A ___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMT	N/A

Explanatory Note

The 8K filed March 10, 2022, the 8K filed March 11, 2022 and the 8K/A filed March 15, 2022 are being amended for transparency and clarity, and by the addition of Exhibit 99.5 Global Infrastructure Finance & Development Authority, Inc., Transfer Agreement.

Item 8.01 Other Events

Pursuant to the Collaboration Agreement, dated and executed on the date of January 22, 2022, as attached hereto as Exhibit 99.1, and as per the listed entities as listed below in this filing; and

Pursuant to the Collaboration Agreement Addendum, dated and executed on the date of February 15, 2022, as attached hereto as Exhibit 99.2, and as per the listed entities as listed below in this filing; and

Pursuant to the Collaboration Agreement Addendum, dated and executed on the date of March 8, 2022, as attached hereto as Exhibit 99.3, and as per the listed entities as listed below in this filing; and

Pursuant to the Global Infrastructure Finance & Development Authority, Inc., Assignment Agreement, dated and executed on the date of March 14, 2022, as attached hereto as Exhibit 99.4, and as per the listed entities as listed below in this filing; and

Pursuant to the Global Infrastructure Finance & Development Authority, Inc., Transfer Agreement, dated and executed on the date of March 29, 2022, as attached hereto as Exhibit 99.5, and as per the listed entities as listed below in this filing; and

Ameri Metro, Inc., hereby expressly Amends all previous 8K and 8K/A Filings filed on March 10, March 11 and March 15, 2022 with this 8K Filing which involve Ameri Metro, Inc., on this date of April 1, 2022 and does so for the express purposes of clarity and transparency.

The purpose of all previously 8K filings, which involve all below listed companies and/or entities was to serve Formal Notice of Project Funding for projects owned by or associated with each such listed company and/or entities, as listed below.

Ameri Metro, Inc., (the“Company”), on behalf of all listed companies and/or entities as expressly listed and stated below, hereby provides Formal Notice that each company and/or entity as expressly listed below, has transferred its entire stock ownership, respectively on each such company/entity listed herein this filing; and

Ameri Metro, Inc. (the “Company”), on behalf of all listed companies and/or entities as expressly listed and stated below and in express consideration for Project Funding for various projects, trust indentures and bonds associated with each such company/entity, hereby serves Formal Notice that Mr. Shah Mathias, CEO of Ameri Metro, Inc. (the “Company”), now has stock ownership of 50% stock ownership in each such company and/or Entity as expressly listed below and who shall now and as of this date hereby own 50% of the stock in all such listed entities as listed herein this Filing and that Mr. Todd Owen, now has stock ownership of 50% stock ownership in each such company and/or Entity as expressly listed below and who shall now and as of this date hereby own 50% of the stock in all such listed companies and entities as listed herein this filing.

It is further noted that there shall be no change of stock ownership of any kind in Ameri Metro, Inc., with respect to this filing

It is further noted that this Filing, pursuant to the Global Infrastructure Finance & Development Authority, Inc., Transfer Agreement, dated and executed on the date of March 29, 2022, as attached hereto as Exhibit 99.5, shall serve Formal Notice that ownership of and authority over all Projects, Project Funding, Trust Indentures and Bonds previously owned by or under the authority of Global Infrastructure Finance & Development Authority, Inc., shall be Owned by and under the authority of the Clearwater Premiere Perpetual Master Trust hereof.

It is further noted in the Notice to Class B shareholders, attached as Exhibit 99.6, notice is given to Class B shareholders through this filing, which is being done to serve Formal Notice hereto and for the express purposes of clarity and transparency herein.

Listed Entities

HSR logistics, Inc.

HSR Freight Line Inc.

HSR Passenger Services, Inc.

HSR Technologies, Inc.

Global Infrastructure Finance & Development Authority, Inc.

Capehorn Abstract Inc.

Cape Horn Abstracting

Susquehanna Mortgage Bankers Corp

Susquehanna Mortgage Bank

Susquehanna mortgage, co.

Zurich Financial Guarantee and Security Company

Penn Venture Capital, Co.

Penn Insurance Services LLC

Atlantic Energy and Utilities, Inc.

Atlantic Energy & Utility Products, Inc.

KSJM International Airport, Inc.

Malibu Homes, Inc.

Ameri Cement, Inc.

Lord Chauffeurs LTD.

Eastern Development & Design, Inc.

Slater & West, Inc.

Platinum Media Inc.

Natural Resources LLC

Dutch East India Logistics Co.

Ann Charles International Airport, Inc.,

Hi Speed Rail Facilities, Inc.

Hi Speed Rail Facilities Provider, Inc

Ameri Metro Infrastructure Cryptocurrency, Inc. Decentralized Autonomous Organization, LLC Ledger Autonomous Organization

Crypto Asset and Natural Resources Commodities Exchange, LLC Crypto Asset and Natural Resources Commodities Exchange

Crypto Asset and Natural Resources Commodities Exchange DAO LLC Global Infrastructure Stock Exchange LLC

Global Consumptive Use Token Exchange DAO LLC Digital Asset Management and Clearinghouse LAO LLC

Digital Asset Depository Statutory Trust

Digital Asset Depository and Asset's custodian DAO LLC Port of Ostia, Inc.

Port of De Claudius, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	TDA Ameri Metro Collaboration Agreement
99.2	TDA Ameri Metro Collaboration Agreement Addendum
99.3	TDA Ameri Metro Collaboration Agreement Addendum - 3/8/2022
99.4	Global Infrastructure Finance Development Authority, Inc. Assignment Agreement
99.5	Global Infrastructure Finance Development Authority, Inc. Transfer Agreement
99.6	Notice to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2022

Ameri Metro, Inc.

/s/ Robert Choiniere
By: Robert Choiniere
Title: Chief Financial Officer